Exhibit 99.1

For more information contact:

JoAnn Horne

Market Street Partners

415/445-3233

SIZMEK SELECTS AUSTIN, TEXAS FOR NEW

CORPORATE HEADQUARTERS

CFO to Leave Company in Conjunction with Relocation

Dallas, TX — March 27, 2014 — Sizmek Inc. (NASDAQ: SZMK), an open ad management platform company servicing over 5,000 agencies and with representatives in 48 countries, today announced that it plans to move its corporate headquarters from Dallas to Austin, Texas by August 2014.  Sizmek management sees Austin as an ideal fit with the Company’s online advertising focus, with its growing role as the home of both established and start-up internet companies, and the numerous high tech companies located in Austin. The choice is also attractive financially as Sizmek already has a sales and operations office in Austin.

Sizmek also announced that due to the relocation of the corporate headquarters following the successful completion of the spin-off and merger transaction, and family considerations keeping him in Dallas, Craig Holmes, Sizmek’s Chief Financial Officer, will resign his position as Chief Financial Officer effective May 31, 2014. The Company has retained Savage Partners to undertake a formal search process for a new CFO.

Effective upon Mr. Holmes’ departure from the Company, John Palmer, the Company’s Chief Accounting Officer and Controller, will assume responsibility for Sizmek’s financial operations on an interim basis.

“We are grateful for Craig’s contributions, especially in the sale of the TV business and formation of Sizmek,” said Neil Nguyen, Sizmek’s President and Chief Executive Officer. “Craig has been a valuable member of the executive team and with Sizmek’s transaction successfully completed and the corporate move to Austin, we understand his decision to pursue his next opportunity in the Dallas area.  We wish him the best in his future endeavors and appreciate his assistance in ensuring a smooth transition.”

Mr, Nguyen continued, “We are excited about relocating the headquarters of our recently launched business to Austin, which was spun out last month with a strong balance sheet and cash position.  We continue to believe Sizmek is well positioned for growth and is on track to achieve the revenue and adjusted EBITDA guidance that was provided earlier this year.”

About Sizmek

Sizmek Inc. (NASDAQ: SZMK) fuels digital advertising campaigns for advertisers and agencies around the world with cutting-edge technology to engage audiences across any screen. For the last 15 years, the online business that is now Sizmek has proudly pioneered industry firsts in digital, including rich media, video and online targeted advertising across channels. Sizmek’s open ad management stack, Sizmek MDX, delivers the most creative and impactful multiscreen digital campaigns, across mobile, display, rich media, video and social, all powered by an unrivaled data platform.  Sizmek connects 13,000 advertisers and over 5,000 agencies to audiences, serving more than 1.5 trillion impressions a year.  Sizmek operates on the ground in 48 countries with a team of over 850 employees.   www.sizmek.com

Cautionary Note Regarding Forward-Looking Statements

Statements in this release regarding our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: our ability to further identify, develop and achieve commercial success for new online products; delays in product offerings; the development and pricing of competing online services and products; consolidation of the digital industry and of digital advertising networks; slower than expected development of the digital advertising market; our ability to protect our proprietary technologies; integrating our acquisitions with our operations, systems, personnel and technologies; security threats to our computer networks; operating in a variety of foreign jurisdictions; fluctuations in currency exchange rates; adaption to new, changing, and competitive technologies; potential additional impairment of our goodwill and potential impairment of our other long-lived assets; our ability to achieve some or all of the expected benefits of the spin-off and merger transaction and the other risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. We disclaim any intention or obligation to update the forward-looking statements to reflect subsequent events or circumstances or update the reasons that actual results could differ materially from those anticipated in the forward-looking statements, except as required by law.